UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

STERIS plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

STERIS plc

70 SIR JOHN ROGERSON’S QUAY

DUBLIN 2, IRELAND

(COMPANY NUMBER 595593)

V16285-P89102-Z84554

You invested in STERIS plc and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on July 27, 2023.

Get informed before you vote

View the STERIS plc (the “Company”) Notice and Proxy Statement, Fiscal 2023 Annual Report, and Directors’ Report and Consolidated Financial Statements for the Year Ending March 31, 2023 online OR you can receive a free paper or email copy of the material by requesting prior to July 13, 2023. If you would like to request a copy of the material for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote in Person at the Meeting* July 27, 2023 9:00 a.m. Dublin Time (4:00 am Eastern Daylight Saving Time)
Point your camera here and
vote without entering a
control number
Meeting will be held at 70 Sir John Rogerson’s Quay Dublin 2, Ireland

*Please check the meeting materials for any special requirements for meeting attendance and instructions on how to request directions to the meeting. At the meeting, you will need to request a ballot to vote these shares.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. Re-election of Directors

Nominees:
1a. Dr. Esther M. Alegria	For

1b. Richard C. Breeden	For

1c. Daniel A. Carestio	For

1d. Cynthia L. Feldmann	For

1e. Christopher S. Holland	For

1f. Dr. Jacqueline B. Kosecoff	For

1g. Paul E. Martin	For

1h. Dr. Nirav R. Shah	For

1i. Dr. Mohsen M. Sohi	For

1j. Dr. Richard M. Steeves	For

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending March 31, 2024.	For

3. To appoint Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law to hold office until the conclusion of the Company’s next annual general meeting.	For

  4.  To authorize the Board of Directors of the Company or the Audit Committee of the Board of Directors to determine the remuneration of Ernst & Young Chartered Accountants as the Company’s statutory auditor under Irish law.

For

  5.  To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the disclosure rules of the U.S. Securities and Exchange Commission, including the compensation discussion and analysis and the tabular and narrative disclosure contained in the Company’s proxy statement dated June 7, 2023.

For

6. To approve, on a non-binding advisory basis, whether the non-binding advisory vote on named executive officer compensation should be held every one, two, or three years.	Year

7. To approve a proposal renewing the Board of Director’s authority to issue shares under Irish law.	For

8. To approve a proposal renewing the Board of Director’s authority to opt-out of statutory pre-emption rights under Irish law.	For

9. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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                                                                                  V16286-P89102-Z84554